Mosaic Tax-Free Trust
6411 Mineral Point Road
Madison, Wisconsin 53705

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 27, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mosaic Tax-Free Trust's Tax-Free Maryland series (the "Maryland Fund") will be held at the offices of the Maryland Fund at 6411 Mineral Point Road, Madison, Wisconsin 53705, on Friday, April 27, 2001, at 12:00 noon for the following purposes:

1. To consider and act upon the Agreement and Plan of Merger (the "Plan") dated February 27, 2001 providing for:

  the acquisition of substantially all of the assets of the Maryland Fund by an existing series of Mosaic Tax-Free Trust named Mosaic Tax-Free National Fund (the "National Fund"), in exchange for shares of the National Fund;
  the assumption by the National Fund of the liabilities of the Maryland Fund; and
  distribution of such shares of the National Fund to shareholders of the Maryland Fund.

2. To transact any other business as may properly come before the meeting or any of its adjournments.

The Trustees fixed the close of business on March 19, 2001 as the record date for the determination of shareholders of the Maryland Fund entitled to notice of and to vote at this Meeting or any adjournment thereof.

IMPORTANT

Your vote is important and all Shareholders are asked to be present in person or by proxy. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as soon as possible using the enclosed stamped envelope. Sending the proxy will not prevent you from personally voting your shares at the Meeting since you may revoke your proxy by advising the Secretary of Mosaic Tax-Free Trust in writing (by subsequent proxy or otherwise) of such revocation at anytime before it is voted.

By order of the Board of Trustees

(signature)

W. Richard Mason
Secretary

April 1, 2001

Mosaic Funds
6411 Mineral Point Road
Madison, Wisconsin 53705
800-368-3195

April 1, 2001

Dear Shareholder:

The attached proxy materials seek your approval to merge Mosaic Tax-Free Trust's Maryland Fund into the Tax-Free National Fund.

What are we proposing?

  Upon approval by Maryland Fund shareholders, the Maryland Fund series of Mosaic Tax-Free Trust will merge into the National Fund series of the Trust effective May 1, 2001.
  Former Maryland Fund shareholders will receive shares of the National Fund in exchange for their Maryland Fund shares.

This merger represents a logical step in the progressive restructuring of the Mosaic family of funds to best utilize management expertise and provide shareholder value.

Your board of trustees unanimously recommends a vote FOR this proposal. If the merger is approved, you will still own shares in a bond fund with the objective of providing monthly income and distributing that income as dividends. Your dividends will remain tax-free for Federal income tax purposes, but none or only a small percentage of your dividends will be free of Maryland state and county income taxes.

Why merge these funds?

  A merger will result in a larger pool of assets and allow for more efficient management. Efficiency of management will allow total expenses to remain competitive and, in fact, be reduced.  The relatively small size of the fund would likely lead to higher expenses without the proposed merger.
  With increased assets, management expects to be able to purchase securities at more favorable prices that can often be obtained when trading in larger blocks of securities.

Please review the enclosed prospectus and send us your voted proxy as soon as possible.

Thank you. Call us if you have any questions.

Sincerely,

(signature)                                           (signature)

Katherine L. Frank                              Frank E. Burgess
President, Mosaic Tax-Free Trust        President, Madison Investment Advisors

Prospectus Dated April 1, 2001
Mosaic Tax-Free Trust

6411 Mineral Point Road
Madison, Wisconsin 53705
800-368-3195

Acquisition of the Assets of
Tax-Free Maryland Fund series of Mosaic Tax-Free Trust ("the "Trust")
by and in exchange for shares of
 Tax-Free National Fund series of the Trust

This prospectus explains that the Trustees of Mosaic Tax-Free Trust are soliciting the proxies of shareholders of the Maryland Fund in connection with the following transaction:

  Merging the Tax-Free Maryland Fund series of the Trust (“Maryland Fund”) into the Tax-Free National Fund series of the Trust (“National Fund”) effective May 1, 2001.
  Distributing to former Maryland Fund shareholders shares of the National Fund in exchange for their Maryland Fund shares.

If approved, you will receive shares in the National Fund equal in value to your current investment in the Maryland Fund. The proposed merger is designed to be a tax-free reorganization so that you will not recognize any income as a result of the merger and your tax basis in the Maryland Fund will carry over to the shares of the National Fund.

This prospectus sets forth concisely the information about the National Fund series that a prospective investor ought to know before investing. You should retain this prospectus for future reference.

Although your Trustees are soliciting your proxy vote, when this prospectus speaks about "we" or "us," it refers to your fund's manager, Madison Mosaic.

Additional information about Mosaic Tax-Free Trust (including a Statement of Additional Information that is incorporated by reference into and dated the same day as this prospectus) has been filed with the Securities and Exchange Commission and is available upon oral or written request and without charge. Contact Mosaic Funds at the address and phone number above.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fee Table, Synopsis Information and Risk Factors

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the National Fund and compares them with current expenses for the Maryland Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                                                   Combined
                                                                      Maryland National National
                                                                     Fund          Fund      Fund (Pro forma)

Maximum Sales Charge (Load) Imposed on Purchases

(as a percentage of offering price)                  None      None          None

Maximum Deferred Sales Charge (Load)

(as a percentage of offering price)                  None      None          None

Redemption Fee                                           None      None          None

Exchange Fee                                              None      None          None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                                                   Combined
                                                                      Maryland National National
                                                                     Fund          Fund      Fund (Pro forma)

Management Fees                                    0.63%     0.63%        0.63%

Distribution (12b-1) Fees                          None      None         None

Other Expenses                                         0.51%     0.44%         0.44%

Total Annual Fund Operating Expenses      1.14%     1.07%        1.07%

Example:

This example is intended to help you compare the cost of investing in the Maryland Fund, the National Fund and in other mutual funds.  The example assumes that you invest $10,000 in the fund for the time periods indicated.  The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Maryland Fund	National Fund
1 year	$116	$109
3 years	$362	$340
5 years	$628	$590
10 years	$1,386	$1,306

Synopsis Information

Your Trustees determined that it will be in the best interests of the shareholders of the Maryland Fund and the current shareholders of the National Fund to merge your fund's assets into the National Fund.

Why did the Trustees reach these decisions?

Consolidation of Funds within Mosaic.

Since the launch of Mosaic funds in June 1997, the funds' advisor has sought to utilize management expertise and maximize shareholder value across the fund family. The realignment and merger of funds has been a natural consequence of this effort.

Small size of your fund.

Mosaic's Maryland Fund is the smallest of all the Mosaic funds (with approximately $2 million in assets). In light of the higher fees that your fund will likely have to bear at its current small size, it will become more difficult to achieve your fund's investment objectives. The Merger will be to a much larger fund that benefits from certain economies of scale and will eliminate various expense-related duplications.

Limitations on investment opportunities for your fund.

The small size of your fund also prevents us from purchasing or selling securities for the fund at the more favorable prices that can sometimes be obtained when trading in larger blocks of securities.

The independent Trustees retained independent counsel to advise them with respect to their fiduciary duties in connection with approval of the proposed Merger.

In light of these unique circumstances, your trustees decided to combine your fund with the National Fund.

Comparison of Differences Between Your Fund and the National Fund

The National Fund is a series of Mosaic Tax-Free Trust. As a result, like all Mosaic Tax-Free Trust funds, we will continue to seek to provide you monthly dividends by investing in tax-free municipal bonds. However, the National Fund differs from your current fund in two ways:

(1)                Its dividend income is not free of Maryland state income tax for shareholders who reside in Maryland; and

(2)                Its total expenses are lower.

All other matters (investment advisor, distributor, investment and redemption procedures, exchange and checking privileges, pricing methods and all shareholder services) will be identical to those you have now.

1. Investment Objectives/Goals

Objectives

The Maryland Fund's primary objective is to provide dividend income free from both federal and state income tax for Maryland shareholders.

The objective of the National Fund is to provide dividend income free from federal income tax for residents of any state.

What is the difference? The National Fund will not invest solely in bonds that are exempt from Maryland state income tax.   As a result, most or, in the long term, all of the fund’s dividends may be taxable for Maryland state income tax purposes.

2. Fees and Expenses

Total Expense Ratio

As of the end of your fund's most recent fiscal year, its total annual expense ratio was 1.14%. The National Fund's total annual expense ratio was 1.07%. The advisory fee for both funds is the same, but the operational and administrative expenses ("other expenses") of the National Fund are lower than your fund because its larger size can support that lower fee.

How Will the Transaction Be Accomplished?

The Trustees approved an Agreement and Plan of Merger (the "Plan") that describes the technical details of how the two funds will merge. (You can receive a copy of the Plan at no cost by calling us at 800-368-3195.) The Plan provides for substantially all of the assets and liabilities of your fund to be acquired by the National Fund in exchange for shares of the National Fund (the transaction is referred to as the "Merger"). Following the Merger, shares of the National Fund will be distributed to the then-existing shareholders of your fund.

The Merger is being structured as a tax-free reorganization for federal income tax purposes. This means that if the Merger is approved, you should not incur any tax consequences from the transaction. Your tax basis in your Maryland Fund shares should carryover to your National Fund shares.

Comparison of Risks

The principal risk factors of investing in the National Fund will be generally the same as those of your fund. Specifically, the risks are:

Interest Rate Risk: When interest rates or general demand for fixed-income securities change, the value of these bonds change. Bonds can lose value when there is a rise in interest rates.

Call Risk: If a bond issuer "calls" a bond (pays it off at a specified price before it matures), the affected fund would have to reinvest the proceeds at a lower interest rate. It may also experience loss if the bond is called at a price lower than what we paid for it.

Tax-Related Risk: You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Legislative Risk: If the tax-free status of municipal bonds is changed or eliminated by act of Congress or any state legislature, the value of the affected bonds will fall..

Other Risk and Reward Considerations

One risk particular to your fund is not applicable to the National Fund: Because the National Fund is diversified geographically, the risk associated with your fund’s lack of geographic diversification is not a consideration when investing in the National Fund.

Information About the Transaction

Summary of Terms of the Plan

You are asked to approve the transfer of substantially all of the assets and liabilities of the Maryland Fund in exchange for shares of the National Fund, an existing series of the Trust. The Plan also calls for the Trust to distribute shares of the National Fund series to the shareholders of your fund. (The transaction is referred to in this document as the "Merger.")

As provided in the Plan, shareholders will not pay any of the expenses involved in accomplishing the Merger. The advisors to the Trust will pay any expenses.

Prior to the Merger, the Plan provides that your fund will declare a dividend and distribution. This distribution, together with all previous distributions, will have the effect of distributing to your fund's shareholders: (1) all of the fund's investment company taxable income for the taxable year ending on or prior to the day of the Merger; and (2) all of its net capital gains realized in all taxable years ending on or prior to that day (after reductions for any capital loss carryforward).

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by your fund's shareholders and receipt of an opinion of counsel regarding the Federal income tax consequences of the Merger. The Plan can be terminated at any time prior to the Merger.

If the Merger is not approved by your fund's shareholders, the Trustees will continue to operate your fund under its existing arrangements. However, due to its small size, if the Merger is not approved, the level of expenses your fund must pay are likely to increase upon expiration of the Trust's current services agreement in July 2001.

Description of Securities to be Issued

As a result of the Merger, each shareholder of record of the Maryland Fund will become the record holder of that number of full and fractional shares of the National Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of your fund. These calculations are made in accordance with the Plan as of the close of business on the date that Maryland Fund assets are exchanged for shares of the National Fund.

Since both your fund and the National Fund are series of Mosaic Tax-Free Trust, there are no material differences between the rights of shareholders of your fund and the rights of shareholders of the National Fund.

Reasons for the Merger

Your trustees, including the trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have concluded that it is in the best interests of both funds for the Merger to take place. The Trustees have concluded that the interests of the Trust's shareholders will not be diluted as a result of the transactions contemplated by the Merger. Therefore, they have submitted the Merger for the approval by you.

Why have your trustees reached these conclusions?

Consolidation of Funds within Mosaic. Since the launch of Mosaic funds in June 1997, the funds' advisor has sought to utilize management expertise and maximize shareholder value across the fund family. The realignment and merger of funds has been a natural consequence of this effort.

Small size of your fund. Mosaic Maryland Fund is the smallest of all the Mosaic funds fixed-income (bond and money market) funds with approximately $2 million in assets (compared to the next smallest fixed-income fund with approximately $4.5 million). As a result, the Trustees recognized that its transfer agent, administrative and other expenses must increase substantially at the expiration of its current services agreement in July 2001. In light of the higher fees that your fund will likely have to bear at its current small size, it will become more difficult to achieve your fund's investment objectives. The Merger should increase the size of the National Fund, thereby accomplishing certain economies of scale while at the same time eliminating duplicative administrative expenses that are incurred with the operation of two distinct funds.

Limitations on investment opportunities for your fund. The small size of your fund also prevents us from purchasing or selling securities for the fund at the more favorable prices that can sometimes be obtained when trading in larger blocks of securities. As the fund continues to diminish in size, this limitation will also adversely affect your fund's ability to achieve its investment objectives.

The independent Trustees retained independent counsel to advise them with respect to their fiduciary duties in connection with approval of the proposed Merger.

Tax Consequences.

Before the Merger happens, the Trust will receive an opinion of counsel that the Merger has been structured so that no gain or loss will be recognized by your fund or it shareholders for federal income tax purposes as a result of the receipt of shares of the National Fund in the Merger. The holding period and aggregate tax basis of shares of the National Fund that are received by the your fund's shareholders will be the same as the holding period and aggregate tax basis of shares of your fund previously held by your fund's shareholders (provided, of course, that shares of your fund are held as capital assets). In addition, the holding period and tax basis of the assets of your fund in the hands of the National Fund as a result of the Merger will be the same as in the hands of your fund immediately prior to the Merger.

The Merger is being structured to meet the requirements of Internal Revenue Code Section 368(a)(1)(C) for tax-free exchanges.

Capitalization

The following table shows the capitalization as of February 6, 2001 of your fund and the National Fund individually and on a pro forma combined basis as of that date, giving effect to the proposed acquisition of your fund's net assets at market value:

	Maryland Fund	National Fund	National Fund (Pro Forma for Merger)
Net Assets (in thousands)	$2,360	$23,012	$25,372
Net Asset Value per share	$10.03	$10.85	$10.85
Shares outstanding	235,294	2,120,921	2,338,433

Portfolio Realignment Consequences

The Maryland Fund’s entire investment portfolio represents appropriate investments for the National Fund. As a result, we do not believe that we will need to restructure or otherwise make significant changes to the investment portfolio of (1) the Maryland Fund before the Merger or (2) the National Fund after the Merger if the Merger is approved.

Information About the National Fund

A complete copy of Mosaic Tax-Free Trust's prospectus dated February 1, 2001 is enclosed with this document for your review. It is incorporated by reference into this document. Please refer to it for information regarding the National Fund.

Information About Your Fund

A complete copy of Mosaic Tax-Free Trust's prospectus dated February 1, 2001 is enclosed with this document for your review. It is incorporated by reference into this document. Please refer to it for information regarding the Maryland Fund.

Voting Information

Who is requesting your proxy?

This document is furnished in connection with a solicitation of proxies by the Board of Trustees of Mosaic Tax-Free Trust with respect to your fund, the Mosaic Maryland Fund series of the Trust. The proxies will be used at the Special Meeting of Shareholders of your fund, to be held at our offices at 6411 Mineral Point Road, Madison, Wisconsin, on Friday, April  27, 2001, at 12:00 noon and at any adjournments of the meeting.

Although your Trustees are soliciting your proxy vote, when the prospectus speaks about "we" or "us", it refers to your fund's manager, Madison Mosaic.

Who will receive this solicitation?

This document, along with a Notice of the Meeting and a proxy card, will be mailed to shareholders on or about April 1, 2001. (We may send follow-up copies by overnight delivery or facsimile.) Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any of its adjournments. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

How will your proxy be voted?

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the instructions marked.

Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Since shares represented by "broker non-votes" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against the Merger.

Can a proxy be revoked?

A proxy may be revoked at any time before the Meeting by written notice to the Secretary of the Trust, 6411 Mineral Point Road, Madison, Wisconsin 53705 (800-368-3195) or by appearing at the meeting in person. Unless revoked, all valid proxies will be voted as specified by you or, if you do not make any specifications, for approval of the Plan and the Merger.

Will anyone solicit proxies?

As the meeting date nears, our representatives may contact you by telephone to encourage you to complete and return your proxy or to determine if you will be attending the Meeting. No one will be compensated for doing so.

Who is paying for this proxy solicitation?

We are bearing all expenses of this proxy solicitation. Neither the Trust nor its shareholders will pay any proxy solicitation costs.

What vote is required to approve the Merger?

Approval of the Merger will require the affirmative vote of more than 50% of the outstanding voting securities of your fund. Fractional shares outstanding are entitled to a proportionate share of one vote.

In the event that sufficient votes to approve the Plan are not received by April 27, 2001, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting.

A shareholder who objects to the proposed transaction will not be entitled under either Massachusetts law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, you should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Merger is consummated, you will be free to redeem the shares of the National Fund that you receive in the transaction at their then-current net asset value. Shares of your fund may be redeemed at any time prior to the consummation of the Merger. You may wish to consult your tax advisor as to any differing consequences of redeeming your fund shares prior to the Merger or exchanging such shares in the Merger.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

The votes of any current shareholders of the National Fund are not being solicited and are not required to carry out the Merger.

The Board of Trustees, including the "non-interested" Trustees, recommends approval of the Merger, and any unmarked proxies without instructions to the contrary will be voted in favor of approval of the merger.

What is the record date and number of outstanding shares?

As of March 19, 2001, (the "Record Date"), there were 228,785.383 outstanding shares of beneficial interest of Mosaic Tax-Free Trust's Maryland Fund series.

Controlling Shareholders, Large Shareholders and Holdings of Trustees and Officers of the Trust

No one entity is considered to control either your fund or the National Fund.

No one owns 5% or more of the National Fund as of the Record Date.

G. and F. Payne, 8 Oxford Court, Berlin, MD own 8% of your fund, and M. and T. Cheng, Trustees, 7508 Cayuga Ave, Bethesda, MD and E.J. Bocci, PO Box 764, Olney, MD each own 5% of your fund. As of the Record Date, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of either fund.

Deadline for Submitting Shareholder Proposals at Next Special Meeting

Mosaic Tax-Free Trust does not hold annual shareholder meetings. The deadline for submitting shareholder proposals for inclusion in the proxy statement and form of proxy for the next special meeting of shareholders of Mosaic Tax-Free Trust is a reasonable time before Mosaic Tax-Free Trust begins to print and mail its proxy materials. Other than the meeting described in this document, no special meetings are currently being contemplated.

April 1, 2001

Mosaic Tax-Free Trust - Proxy Card

Special Meeting of Shareholders – April 27, 2001

This proxy is solicited on behalf of the Trustees of Mosaic Tax-Free Trust with respect to its Tax-Free Maryland Fund series of shares. The undersigned hereby appoints Frank E. Burgess, Katherine L. Frank and Greg Hoppe, and each of them separately, proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below at the Special Meeting of Shareholders of the above referenced fund (the "Fund") to be held on Friday, April 27, 2001 at 6411 Mineral Point Road, Madison, Wisconsin 53705 at 12:00 noon Central time, and at any adjournments thereof (the "Meeting"), all of the shares of the Fund which the undersigned would be entitled to vote if the undersigned were personally present.

Every shareholder's vote is important! Vote this Proxy Card today!

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder whose name is signed herein. If you sign, date and return this proxy card but give no voting instructions, your shares will be voted for each proposal.

To vote, mark blocks below in blue or black ink as follows [x]

1. To approve the proposed Agreement and Plan of Merger into Mosaic Tax-Free Trust's National Fund.

[ ] YES [ ] NO [ ] ABSTAIN

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

[ ] YES [ ] NO [ ] ABSTAIN

These items are discussed in greater detail in the attached Prospectus. The Board of Directors of Mosaic Tax-Free Trust (Maryland Fund series) fixed the close of business on March 19, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

If you attend the meeting, you may vote your shares in person. Please complete, sign, date and return this proxy card in the enclosed envelope, which needs no postage if mailed in the United States, if you do not expect to attend the meeting.

Note : Please sign exactly as name appears on this card. All joint owners should sign. When signing as an executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in partnership name.

_____________________________________ Date: April ______, 2001

Signature

Record date shares #######.###>

Account Number 074-###########

Registration #############################, ##############################,

############################, ############################################

STATEMENT OF ADDITIONAL INFORMATION
Dated April 1, 2001

Acquisition of the Assets of
Mosaic Tax-Free Trust Tax-Free Maryland Fund
By and in Exchange for Shares of
Mosaic Tax-Free Trust Tax-Free National Fund
6411 Mineral Point Road
Madison, Wisconsin 53705
1-800-368-3195

This Statement of Additional Information, relating specifically to the proposed transfer of the assets of the Tax-Free Maryland Fund series of Mosaic Tax-Free Trust in exchange for shares of the Tax-Free National Fund series of the Trust (the "Merger") is not a prospectus. A Prospectus dated April 1, 2001 relating to the above-referenced matter may be obtained from Mosaic Tax-Free Trust at the address and phone number above. This Statement of Additional Information relates to and should be read in conjunction with such Prospectus.

This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

1. The Prospectus of Mosaic Tax-Free Trust dated February 1, 2001.

2. The Statement of Additional Information of Mosaic Tax-Free Trust dated February 1, 2001.

3. The Annual Report of Mosaic Tax-Free Trust dated September 30, 2000.

Pro Forma Financial Statements
September 30, 2000 (unaudited)

Schedule of Investments (September 30, 2000)

	Maryland Fund		National Fund		Pro Forma (Combined)
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
LONG TERM MUNICIPAL BONDS:
ILLINOIS
Grundy County School District #054, General Obligation, (AMBAC Insured), 8.35%, 12/1/07			$720,000	$869,400	$720,000	$869,400
Illinois Development Financial Authority Revenue, Health Facilities, 5.5%, 11/15/13			1,000,000	997,500	1,000,000	997,500
Melrose Park Illinois Water Revenue, (MBIA Insured), 5.2%, 7/1/18			750,000	706,875	750,000	706,875
Regional Illinois Transportation Authority, Transit Revenue (AMBAC Insured), 7.2%, 11/1/20			300,000	357,000	300,000	357,000
University of Illinois Certificates, Utility Infrastructure Projects (MBIA Insured), 5.75%, 8/15/09			1,000,000	1,058,750	1,000,000	1,058,750
INDIANA
Indiana Bond Bank Comm, 5.75%, 8/1/13			550,000	576,813	550,000	576,813
KANSAS
Manhattan Kansas Commercial Dev Rev, 11%, 7/1/16			1,000,000	1,596,250	1,000,000	1,596,250
Kansas State Department of Transportation, Hwy Revenue, 6.125%, 9/1/09			500,000	548,125	500,000	548,125
MARYLAND
Maryland State Health & Higher Educational Facilities Authority Revenue (Loyola College) (MBIA Insured), 5.375%, 10/1/26	100,000	$96,000			100,000	$96,000
Maryland State Health & Higher Educational Facilities Authority Revenue (Green Acres), 5.3%, 7/1/28	100,000	87,375			100,000	87,375
St. Mary’s College, University Revenue (MBIA Insured), 5.55%, 9/1/23	100,000	98,875			100,000	98,875
Prince Georges County, 5.375%, 3/15/16	100,000	100,000			100,000	100,000
University of Maryland System Auxiliary Facility & Tuition Revenue, 5%, 4/1/17	55,000	51,288			55,000	51,288
University of Maryland System Auxiliary Facility & Tuition Revenue, 4.5%, 10/1/18	45,000	38,475			45,000	38,475
Puerto Rico Electric Power Authority, Power Revenue, 6%, 7/1/14	100,000	104,375			100,000	104,375
Anne Arundel County, Solid Waste Projects (AMT), 5.5%, 9/1/16	100,000	99,250			100,000	99,250
Baltimore, Public Improvements (AMBAC Insured), 6%, 10/15/04	100,000	105,500			100,000	105,500
Howard County, Public Improvements (Prerefunded 5/15/03 @ 100), 5.75%, 5/15/08	50,000	51,500			50,000	51,500
Maryland State Health & Higher Educational Facilities Authority Revenue (Kennedy Krieger Issue), 5.125%, 7/1/22	75,000	58,219			75,000	58,219
Maryland State Health & Higher Educational Facilities Authority Revenue (Upper Chesapeake Hospitals-Series A) (FSA Insured), 5.125%, 1/1/38	100,000	91,125			100,000	91,125
Maryland State Health & Higher Educational Facilities Authority Revenue, Johns Hopkins Medicine-Howard County General Hospital Acquisition, 5%, 7/1/33	100,000	90,125			100,000	90,125
Maryland State Community Development Administration (Single-Family Housing) (AMT), 6.2%, 4/1/17	100,000	102,125			100,000	102,125
Montgomery County, Maryland Housing Opportunity, Community Housing Revenue, 5.05%, 7/1/28	100,000	90,750			100,000	90,750
Montgomery County Revenue Authority, Lease Revenue (Human Services Headquarters) 5.6%, 8/1/14	100,000	102,000			100,000	102,000
Anne Arundel County, Pollution Control Revenue (Baltimore Gas And Electric Company), 6%, 4/1/24	100,000	101,000			100,000	101,000
Baltimore Convention Center Revenue (MBIA Insured), 5%, 9/1/19	75,000	68,906			75,000	68,906
Baltimore, Port Facilities Revenue (Consolidated Coal Sales), 6.5%, 10/1/11	100,000	105,000			100,000	105,000
Maryland State Transportation Authority Transportation Facilities Project Revenue, 6.8%, 7/1/16	100,000	114,125			100,000	114,125
Maryland State, 5%, 7/15/11	50,000	50,250			50,000	50,250
Howard County, Special Facilities Revenue, 5.95%, 2/15/10	50,000	52,000			50,000	52,000
Northeast Waste Disposal Authority, Solid Waste Revenue Bond, 5.8%, 7/1/04	70,000	72,275			70,000	72,275
MASSACHUSETTS
Massachusetts Bay Transportation Authority, Transit Revenue, 7%, 3/1/14			1,000,000	1,168,750	1,000,000	1,168,750
University Of Massachusetts Building Authority Revenue, 6.625%, 5/1/08			1,000,000	1,116,250	1,000,000	1,116,250
MICHIGAN
Grand Rapids Charter Township, Retirement Facilities, 5.35%, 7/1/19			500,000	476,250	500,000	476,250
Michigan Higher Education Facilities Authority Revenue, 5.0%, 5/1/11			1,000,000	990,000	1,000,000	990,000
Michigan State Strategic Fund, Pollution Control Revenue Bond, 6.2%, 9/1/20			1,000,000	1,027,500	1,000,000	1,027,500
MINNESOTA
Minnesota State Housing Finance Agency, Housing Revenue (Single-Family Mortgage) (AMT), 6.25%, 7/1/26			395,000	400,925	395,000	400,925
Metropolitan Council St. Paul Metropolitan Area, 5.625%, 2/1/17			875,000	881,563	875,000	881,563
St. Clair Minnesota Independent School District No. 075, 5.5%, 4/1/17			600,000	600,750	600,000	600,750
MISSISSIPPI
Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 7.75%, 2/1/14			500,000	620,625	500,000	620,625
Harrison County Mississippi Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 8.5%, 2/1/13			500,000	658,125	500,000	658,125
South Panola Mississippi School District (AMBAC Insured), 6.5%, 5/1/04			205,000	217,812	205,000	217,812
NORTH DAKOTA
Grand Forks Health Care Systems Revenue Bond, 7.125%, 8/15/24			500,000	505,000	500,000	505,000
PENNSYLVANIA
Lehigh County, PA General Obligation (Lehigh Valley Hospital) (MBIA Insured), 7%, 7/1/16			1,000,000	1,158,750	1,000,000	1,158,750
PUERTO RICO
Puerto Rico Commonwealth, 6.5%, 7/1/14	85,000	96,262			85,000	96,262
Puerto Rico Electric Power Authority, Power Revenue, 6%, 7/1/14	100,000	104,375			100,000	104,375
SOUTH CAROLINA
Piedmont Municipal Power Agency Electrical Revenue (FGIC Insured), 6.5%, 1/1/16			145,000	162,400	145,000	162,400
TEXAS
Brownsville, TX General Obligation (Recreation Facility Improvements)(FGIC Insured), 6.5%, 2/15/18			340,000	364,650	340,000	364,650
Dallas Waterworks and Sewer System, 5.35%, 4/1/14			700,000	700,875	700,000	700,875
Lower Colorado River Authority, Utility Revenue, (AMBAC Insured), 6.0%, 1/1/17			305,000	324,825	305,000	324,825
Texas Public Building Authority, Building Revenue (MBIA Insured), 7.125%, 8/1/11			1,000,000	1,156,250	1,000,000	1,156,250
VIRGIN ISLANDS
University Virgin Islands, Education Revenue, 5.3%, 12/1/8			300,000	304,875	300,000	304,875
University Virgin Islands, Education Renenue, 5.55%, 12/1/11			315,000	322,481	315,000	322,481
VIRGINIA
Dinwiddie Cty, VA Industrial Development Authority, Lease Revenue County Courthouse Completion Project-Series C (MBIA Insured), 5%, 2/1/17			300,000	286,125	300,000	286,125
Hanover County Industrial Development Authority Hospital (Bon Secours Health Systems) (MBIA Insured), 6%, 8/15/10			500,000	537,500	500,000	537,500
WASHINGTON
Port Seattle Washington, Revenue, (Prerefunded 12/01/00 @ 102), 7.6%, 12/1/09			155,000	158,805	155,000	158,805
WISCONSIN
Madison Metropolitan School District, 5.5%, 4/1/14			495,000	507,375	495,000	507,375
LONG TERM MUNICIPAL BOND TOTAL						23,385,974
SHORT TERM MUNICIPAL BONDS:
New York, NY General Obligation, 5.6%, 8/1/20			100,000	100,000	100,000	100,000
New York, NY General Obligation, 5.6%, 8/1/21			100,000	100,000	100,000	100,000
TOTAL INVESTMENTS		2,026,800		21,559,174		23,585,974
CASH AND RECEIVABLES LESS LIABILITIES		126,350		391,596		517,946
NET ASSETS: 100%		$02,153,150		$21,950,770		$24,103,920
Capital Shares Outstanding		224,264		2,105,499		2,311,018*
Net Asset Value per Share		9.60		10.43		10.43

*Reflects National Fund's original 2,105,499 shares plus an additional 205,519 that would have been issued at Merger.

Pro Forma Statement of Assets and Liabilities (unaudited, September 30, 2000)

	Maryland Fund	National Fund	Pro Forma National Fund (Combined Fund)
ASSETS
Investments, at value
Investment securities	$2,026,800	$21,359,174	$23,385,974
Short term securities	--	200,000	200,000
Total investments	2,026,800	21,559,174	23,585,974
Cash	93,623	36,172	129,795
Receivables
Interest	33,574	364,508	398,082
Capital shares sold	--	100	100
Total assets	2,153,997	21,959,954	24,113,951
LIABILITIES
Payables
Dividends	847	9,064	9,911
Capital shares redeemed	--	120	120
Total liabilities	847	9,184	10,031
NET ASSETS	$2,153,150	$21,950,770	$24,103,920
CAPITAL SHARES OUTSTANDING	224,264	2,105,499	2,311,018
NET ASSET VALUE PER SHARE	$0000,9.60	$000,10.43	$0000,10.43

See accompanying Notes to Pro Forma Financial Statements

Pro Forma Statement of Operations (unaudited, September 30, 2000)

	Maryland Fund	National Fund	Adjustment (Note 3)	Combined Fund Pro Forma
INVESTMENT INCOME
Interest income	$(110,170(	$1,164,101(		($1,274,271(
EXPENSES
Investment advisory fees	12,630(	139,943(		(152,573(
Transfer agent, administrative, registration and professional fees	10,229(	98,520(	(3,404)(	105,345(
Total expenses	22,859(	238,463(	(3,404)	257,918(
NET INVESTMENT INCOME	87,311(	925,638(	3,404(	1,016,353(
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,147(	(160,551)		(158,404)
Change in net unrealized appreciation (depreciation) of investments	(2)	430,643(		(430,641(
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,145(	270,092		(272,237(
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(089,456(	$1,195,730(	3,404	$(1,285,186(

See Accompanying Notes to Pro Forma Financial Statements

Notes to Pro Forma Financial Statements (unaudited)

1. Basis of Combination

The Pro Forma Statement of Assets and Liabilities reflects the accounts of Mosaic Tax-Free Trust National Fund (the "National Fund") and Tax-Free Maryland Fund (the "Your Fund") as of September 30, 2000 as if the Merger had been consummated at that date. The Pro Forma Statement of Operations reflects the accounts of the National Fund and Your Fund for the year ended September 30, 2000 and assumes that the Merger had been consummated at the beginning of the fiscal year then ended. These statements have been derived from the National Fund's and Your Fund's books and records utilized in calculating daily net asset value as of and for the fiscal year ended September 30, 2000.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Your Fund in exchange for shares of the National Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the National Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Merger since such expenses will not be borne by either fund.

The Pro Forma Statement of Assets and Liabilities and the Pro Forma Statement of Operations should be read in conjunction with the historical financial statements of Mosaic Tax-Free Trust incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest

The pro forma net asset value per share assumes the issuance of shares of the National Fund that would have been issued at September 30, 2000, in connection with the proposed reorganization, had it occurred then.

3. Pro Forma Operations

(a) The Pro Forma Statement of Operations assumes the same rate of gross investment income for the investments of the National Fund and Your Fund. Because of the small size of Your Fund (with net assets being slightly over 10% of the net assets of the National Fund) and because the National Fund is permitted to invest in the assets held by Your Fund, we do not anticipate the need to sell securities before of after the proposed merger in order to adjust the securities weightings in the combined fund.  However, because Your Fund's securities are held in small blocks, it is likely that they will be liquidated in the normal course of business sooner than other securities in the combined fund.

(b) Assets of Your Fund are expected to retain their tax properties after the Merger.   As of September 30, 2000, both the National Fund and Your Fund had substantial capital loss carryovers due to expire on September 30, 2003 (National Fund - $1,288,785; Your Fund - $159,572).  To the extent such losses are not fully offset by gains through such period by the National Fund, any remaining amounts will be lost.  The National fund has additional unused capital loss carryovers equal to $160,551 expiring on September 30, 2008 and Your Fund has an additional $13,070 expiring on September 30, 2004.

By operation of Internal Revenue Code Section 382, the National Fund's use of Your Fund's unused capital loss carryovers may be limited.  Furthermore, it is anticipated that, for the fiscal year ending September 30, 2001, the National Fund will be further limited to using approximately 50% of the available unusued capital loss carryover from Your Fund by operation of Internal Revenue Code Section 381.

(c) Pro Forma operating expenses reflect the service fees approved by the Trustees for the applicable period. As a result, Pro Forma operating expenses (all expenses other than advisory fees) would be required to be adjusted downward by $3,404 to result in the Pro Forma "transfer agent, registration, administrative and professional fees" expense ratio of 0.44%, for total expense ratio of 1.07%. This decrease is reflected in the "adjustment" column in the Pro Forma Statement of Operations.   This decrease in expenses is due to the lower expenses paid as a percentage of net assets by the National Fund compared with Your Fund under the services agreement between Mosaic Tax-Free Trust and the investment advisor and the decrease in net assets during the year ended September 30, 2000 upon which the actual expenses were calculated for the two funds.  The reduction is offset by an adjusting increase in Pro Forma net investment income.